NATIONS FUNDS TRUST

Nations California Intermediate Municipal Bond Fund, Nations California
Municipal Bond Fund, Nations Florida Intermediate Municipal Bond Fund, Nations
Florida Municipal Bond Fund, Nations Georgia Intermediate Municipal Bond
Fund, Nations Kansas Municipal Income Fund, Nations Maryland Intermediate
Municipal Bond Fund, Nations North Carolina Intermediate Municipal Bond Fund,
Nations South Carolina Intermediate Municipal Bond Fund, Nations Tennessee
Intermediate Municipal Bond Fund, Nations Texas Intermediate Municipal Bond
Fund and Nations Virginia Intermediate Municipal Bond Fund
(Collectively, the “Funds”)

Prospectus Supplement dated November 17, 2004
to Prospectuses dated August 1, 2004, as supplemented

     Effective immediately, with the transition being completed on or about December 15, 2004, the prospectuses for all share classes of the Funds are hereby supplemented to reflect a change in how the Funds are managed. Specifically, the prospectuses are supplemented to reflect the transition of the Funds’ day-to-day investment decision-making from a team based approach to an approach where a specific individual portfolio manager(s) is responsible for making the day-to-day investment decisions for the Funds. This supplement denotes this transition by identifying the team that currently manages each Fund, the specific manager(s) that will replace the team for each Fund and by providing biographical information regarding the specific managers that will be placed in charge of the investment management of each Fund after the transition.

     The prospectuses are specifically supplemented with the following information. The last sentence of the third paragraph of the section entitled "How the Funds are Managed — Investment Adviser” is deleted and replaced with the following: “The table tells you which individual member(s) of BACAP is responsible for making the day-to-day investment decisions for each Fund.” In addition, the accompanying table shall be amended to reflect the individual(s) responsible for managing each Fund as shown below and the separate disclosure section describing the professional biographies of the individual managers shall follow the table.

     In addition, all references to the portfolio management of the Funds throughout the prospectuses should be read in accordance with this supplemental information, as applicable.

Municipal Bond Funds
Individual Managers Responsible for Management of the Funds

Nations Fund	Manager Stated in Current Prospectus	New Fund Manager

Nations California Intermediate Municipal Bond Fund	BACAP’s Municipal Fixed Income Management Team	Wendy Norman

Nations California Municipal Bond Fund	BACAP’s Municipal Fixed Income Management Team	Wendy Norman

Nations Florida Intermediate Municipal Bond Fund	BACAP’s Municipal Fixed Income Management Team	Chris Eckstrom

Nations Florida Municipal Bond Fund	BACAP’s Municipal Fixed Income Management Team	Chris Eckstrom

Nations Georgia Intermediate Municipal Bond Fund	BACAP’s Municipal Fixed Income Management Team	Chris Eckstrom

Nations Kansas Municipal Income Fund	BACAP’s Municipal Fixed Income Management Team	Wendy Norman

Nations Maryland Intermediate Municipal Bond Fund	BACAP’s Municipal Fixed Income Management Team	Chris Eckstrom

Nations North Carolina Intermediate Municipal Bond Fund	BACAP’s Municipal Fixed Income Management Team	John Trentacoste

Nations South Carolina Intermediate Municipal Bond Fund	BACAP’s Municipal Fixed Income Management Team	Chris Eckstrom

Nations Tennessee Intermediate Municipal Bond Fund	BACAP’s Municipal Fixed Income Management Team	Chris Eckstrom

Nations Texas Intermediate Municipal Bond Fund	BACAP’s Municipal Fixed Income Management Team	Wendy Norman

Nations Virginia Intermediate Municipal Bond Fund	BACAP’s Municipal Fixed Income Management Team	Chris Eckstrom

Municipal Bond Funds
Portfolio Managers’ Biographical Information

Christopher A. Eckstrom
Christopher Eckstrom, vice president, is a senior municipal portfolio manager for Columbia Management.1 Mr. Eckstrom has served as a portfolio manager dedicated to municipal strategies at BACAP since April 1998 and has been responsible for short-, intermediate- and long-term municipal investments in both the national and state-specific markets. He currently manages Nations Florida Intermediate Municipal Bond Fund, Nations Florida Municipal Bond Fund, Nations Georgia Intermediate Municipal Bond Fund, Nations Maryland Intermediate Municipal Bond Fund, Nations Municipal Income Fund, Nations South Carolina Intermediate Municipal Bond Fund, Nations Tennessee Intermediate Municipal Bond Fund, and Nations Virginia Intermediate Municipal Bond Fund. Mr. Eckstrom may also manage other investment products for both BACAP and Columbia Management.

Previously, Mr. Eckstrom was a municipal research analyst covering all types of municipal investments for a BACAP predecessor firm. He earned his BS degree in aeronautical science from Embry-Riddle Aeronautical University and his MBA degree with concentrations in accounting and finance from St. Bonaventure University. Mr. Eckstrom has been a member of the investment community for ten years.

Wendy E. Norman
Wendy Norman, vice president, is a senior municipal portfolio manager for Columbia Management. Ms. Norman has served as a portfolio manager focusing on municipal funds and separate accounts for the past ten years at BACAP. She currently manages Nations California Intermediate Municipal Bond Fund, Nations California Municipal Bond Fund, Nations Intermediate Municipal Bond Fund, Nations Kansas Municipal Income Fund, and Nations Texas Intermediate Municipal Bond Fund. Ms. Norman may also manage other investment products for both BACAP and Columbia Management.

Ms. Norman has been a member of the investment community and a portfolio manager of tax-exempt fixed income for ten years. She earned her BA degree in law and society from the University of California at Santa Barbara.

John J. Trentacoste
John Trentacoste, director, serves as a senior portfolio manager and fixed income specialist for Columbia Management. Mr. Trentacoste began managing tax-exempt mutual funds for BACAP in September 2000. During this time he also continued to perform the role of portfolio manager for both taxable and tax-exempt fixed income

[1]	Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. BACAP, an SEC-registered investment adviser, is part of Columbia Management and is a wholly-owned subsidiary of Bank of America Corporation.

separate accounts for high-net-worth individuals, which he began doing in 1993. Mr. Trentacoste currently manages Nations North Carolina Intermediate Municipal Bond Fund and Nations Short-Term Municipal Income Fund. He may also manage other investment products for both BACAP and Columbia Management.

Mr. Trentacoste previously spent ten years as the trading manager in the funds management group of a predecessor firm and has extensive experience in trading taxable and tax-exempt securities. He earned his BS degree in finance from the University of Illinois at Champaign-Urbana. Mr. Trentacoste has been a member of the investment community for twenty-two years.